UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2016

RETROPHIN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12255 El Camino Real, San Diego, CA		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 837-5863

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed below in Item 5.07, Retrophin, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved the Company’s 2015 Equity Incentive Plan, as amended (the “2015 Plan”), to, among other items, increase the number of shares of common stock reserved for issuance thereunder by 1,600,000. A summary of the material terms of the 2015 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 4, 2016. That summary is qualified in its entirety by reference to the text of the 2015 Plan, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2016, the Company held the Annual Meeting. As of March 23, 2016, the record date for the Annual Meeting, 36,585,768 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 30,937,095 shares of common stock were present in person or represented by proxy for the four proposals summarized below.

Proposal 1: Election of Directors

The Company’s stockholders elected the six persons listed below to serve until the Company’s 2017 Annual Meeting of Stockholders. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Stephen Aselage	27,357,528	549,939	3,029,628
Tim Coughlin	27,379,133	528,334	3,029,628
Cornelius E. Golding	27,384,352	523,115	3,029,628
John Kozarich, Ph.D.	27,373,970	533,497	3,029,628
Gary Lyons	25,727,610	2,179,857	3,029,628
Jeffrey Meckler	27,204,659	702,808	3,029,628

Proposal 2: Approval of the Company’s 2015 Equity Incentive Plan, as amended

The Company’s stockholders approved the 2015 Plan, as amended, to, among other items, increase the number of shares of common stock reserved for issuance thereunder by 1,600,000. The final voting results are as follows:

Votes For	18,186,029
Votes Against	9,716,857
Abstentions	4,581
Broker Non-Votes	3,029,628

Proposal 3: Approval, on an advisory basis, of the compensation of the Company’s named executive officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The final voting results are as follows:

Votes For	27,324,968
Votes Against	574,819
Abstentions	7,680
Broker Non-Votes	3,029,628

Proposal 4: Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of BDO USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The final voting results are as follows:

Votes For	30,908,078
Votes Against	27,324
Abstentions	1,693
Broker Non-Votes	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Retrophin, Inc. 2015 Equity Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETROPHIN, INC.

Dated: May 19, 2016	By:	/s/ Stephen Aselage
	Name:	Stephen Aselage
	Title:	Chief Executive Officer